Exhibit 10.11



Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                    SUBORDINATION AND INTERCREDITOR AGREEMENT
                    -----------------------------------------


          THIS AGREEMENT, dated this 30th day of April, 1996, by XXXXXXXXXXXXXXXXXXXXXX, a New Jersey corporation ("xxxxx"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), in its capacity as agent for the Banks party to the Credit Agreement referred to below (the "Agent"); IVC INDUSTRIES, INC., a Delaware corporation ("IVC"); INTERNATIONAL VITAMIN OVERSEAS SALES CORP., a New Jersey corporation ("IVOSC"); and HALL LABORATORIES, LTD., a corporation organized under the laws of British Columbia ("Hall (Canada)" and, collectively with IVC and IVOSC, the "Obligors").

                              Preliminary Statement
                              ---------------------

          A. Reference is made to the Credit Agreement dated the date hereof among IVC, the Banks party thereto, and The Chase Manhattan Bank (National Association), as agent. (Such credit agreement, as the same may be hereafter amended or supplemented from time to time, will be called herein the "Credit Agreement"; provided however that the consent of xxxxx is required for certain changes to the Credit Agreement, as provided in Section 5 of the xxxx Guaranty hereinafter referred to). All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

          B. Any and all of the liabilities and obligations now or hereafter owing by any or all of the Obligors to any or all of the Agent and the Banks under the Credit Agreement or any of the other Facility Documents shall be called herein the "Senior Debt". All security interests, collateral assignments and other liens contemporaneously herewith or hereafter granted by any Obligor to the Agent to secure any or all of the Senior Debt shall be called herein the "Senior Liens".

          C. xxxxx is this day executing and delivering to the Agent and the Banks a guaranty (the "xxxxx Guaranty") of certain obligations of IVC to the Agent and the Banks under the Credit Agreement. In turn, the Obligors are this day executing and delivering to xxxxx a guaranty reimbursement agreement (the "Guaranty Reimbursement Agreement"), pursuant to which the Obligors agree (among other things) to reimburse and pay to xxxxx any and all amounts paid by xxxxx to the Agent and the Banks under the xxxxx Guaranty. xxxxx may also extend or have extended other credit to any or all of the Obligors. As used herein, the term "Subordinated Debt" shall mean all current and future obligations of any or all of the Obligors to xxxxx of any kind and nature whatsoever, except for trade
                                                            ------ ---
credit extended by xxxxx to an Obligor for the purchase by such Obligor from xxxxx of goods in the ordinary course of business on open account or as may be evidenced by promissory notes ("Trade Credit"). Any and all security interests, liens and collateral assignments heretofore, contemporaneously herewith or hereafter granted by any or all of the Obligors to xxxx to secure any or all of the Subordinated Debt or any other existing or future obligations or liabilities of an Obligor to xxxx (including without limitation Trade Credit) shall be called herein the "Subordinate Liens".

          D. In order to induce the Agent and the Banks to enter into the Credit Agreement, and in order to induce xxxxx to execute and deliver the xxxxx Guaranty, the parties hereto are executing and delivering this Subordination Agreement.


          NOW, THEREFORE, for ten dollars ($10.00) and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

          SECTION 1.  Agreement to Subordinate.  Each of xxxxx and each Obligor
                      ------------------------
agrees that (i) the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Debt, and (ii) the Subordinated Liens are and shall be subordinate, to the fullest extent permitted by law to the Senior Liens, notwithstanding the perfection, order of perfection or failure to perfect any such security interest, collateral assignment or other lien, or the filing or recording, order of filing or recording or failure to file or record this Agreement or any instrument or other document in any filing or recording office in any jurisdiction.



































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







          SECTION 2.  Restrictions on Payment of the Subordinated Debt.  xxxxx
                      ------------------------------------------------
will not ask, demand, sue for, take or receive, directly or indirectly, from any Obligor in cash or other property, by set-off, by realizing upon collateral or in any other manner, payment of any or all of the Subordinated Debt unless and until the Senior Debt shall have been paid in full; provided, however, that
                                                    --------  -------

                    (a) xxxxx may commence a legal proceeding against any or all of the Obligors to collect the Subordinated Debt or to realize upon the Subordinate Liens following the payment by xxxxx of any amount under the xxxx Guaranty, provided that xxxxx shall not commence
                                          -------- ----
          such proceeding until 90 days elapse after xxxxx has notified the Agent in writing that such a payment has occurred and that xxxxx intends to commence such a legal proceeding upon the expiration of such 90 day period; and provided further that all amounts collected by
                                  -------- -------
          xxxxx from such legal proceeding shall be immediately paid by xxxxx to the Agent for application to the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full; and

                    (b) unless and until the Agent has notified xxxxx in writing that an Event of Default has occurred, xxxxx may collect interest on the principal amount of Subordinated Debt of an Obligor at a rate agreed to between Xxxxx and such Obligor, but in no event in excess of the Default Rate applicable to Facility A under the Closing Date Credit Agreement (as "Closing Date Credit Agreement" is defined in the xxxxx Guaranty).

No Obligor will make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of any of the provisions of this Agreement.

          SECTION 3.  Additional Provisions Concerning Subordination.  Each of
                      ----------------------------------------------
xxxxx and each Obligor agrees as follows:

          (a) In the event of any dissolution, winding up, liquidation, arrangement or reorganization relating to any Obligor, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities
































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






of an Obligor or otherwise, any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Agent for application (in the case of cash) to, or as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

          (b)       In any proceeding referred to in subsection (a) of this
Section 3 commenced by or against an Obligor,

                    (i) the Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of xxxxx or otherwise), but shall have no obligation, to, (A) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this Section 3 and give acquittance therefor, and (B) file claims and proofs of claim in respect of the Subordinated Debt and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as the Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Banks hereunder; and

                    (ii) xxxxx will duly and promptly take such action as the Agent may request (A) to collect the Subordinated Debt for the account of the Agent and the Banks and to file appropriate claims or proofs of claim with respect thereto,
                    (B) to execute and deliver to the Agent such powers of attorney, assignments or other instruments as the Agent may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt and apply them to (in the case of cash), or as collateral for (in the case of

































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






                    securities or other non-cash property), the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

          (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by xxxxx contrary to the provisions of this Agreement shall be received in trust for the benefit of the Agent and the Banks, shall be segregated from other funds and property held by xxxxx and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

          (d) The Agent is hereby authorized to demand specific performance of this Agreement at any time when xxxxx shall have failed to comply with any of the provisions of this Agreement applicable to xxxxx whether or not the Obligor shall have complied with any of the provisions hereof applicable to the Obligor, and xxxxx hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          SECTION 4.  Obligations of the Obligors Unconditional.  Nothing
                      -----------------------------------------
contained in this Agreement is intended to or shall impair, as between any Obligor and xxxxx, the obligation of such Obligor, which is absolute and unconditional, to pay the Subordinated Debt of such Obligor as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of Xxxxx and creditors of any Obligor other than holders of the Senior Debt; nor shall anything herein prevent xxxxx from exercising all remedies otherwise permitted under applicable law upon default in respect of the Subordinated Debt, subject to the rights of holders of Senior Debt under the foregoing provisions of this Agreement. The subordination provisions of this Agreement are and are intended solely for the purpose of defining the rights of xxxxx, on the one hand, and the holders of the Senior Debt, on the other hand.

          SECTION 5.  Further Assurances.
                      ------------------

          Each of xxxxx and each Obligor shall, at its expense and at any time and from time to time, promptly execute and deliver all
































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






further instruments and other documents, and take all further action, that may be necessary or, in the opinion of the Agent desirable, or that the Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Agent or any Bank to exercise and enforce its rights and remedies hereunder.

          SECTION 6.  Negative Covenants of xxxxx.  So long as any of the Senior
                      ---------------------------
Debt shall remain outstanding, xxxxx will not, without the prior written consent of the Agent:

          (a) sell, assign, pledge, encumber or otherwise dispose of the Subordinated Debt or collateral securing the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement;

          (b) permit the terms of any Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Bank hereunder;

          (c) subject to Section 2 hereof, realize upon, or otherwise exercise any remedies with respect to, any collateral securing any Subordinated Debt; or

          (d) commence, or join with any creditor other than the Agent and one or more of the Banks in commencing, any proceeding referred to in Section 3(a) hereof.

          SECTION 7.  Senior Debt Unconditional.
                      -------------------------

          (a) All rights and interests of the Agent and the Banks hereunder, and all agreements and obligations of Xxxxx and the Obligors hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any agreement or instrument relating to the Senior Debt, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from any agreement or instrument relating to the Senior Debt (but nothing in this clause shall impair any of the provisions of Section 5 of the Xxxxx Guaranty), (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure
































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






from any guaranty, for all or any of the Senior Debt (but nothing in this clause shall impair any of the provisions of Section 5 of the Xxxxx Guaranty), or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Debt or xxxxx or any Obligor in respect of this Agreement.

          (b) This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

          SECTION 8.  Waivers.  Each of xxxxx and each Obligor hereby waives (i)
                      -------
promptness and diligence as to the exercise by the Agent and each Bank of any of its remedies in respect of the Senior Debt, (ii) notice of acceptance and notice of the incurrence of any obligation by any Obligor, (iii) notice of any actions taken by the Agent, any Bank or any Obligor under any agreement or instrument relating to the Senior Debt; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Senior Debt or of the obligations of xxxxx and the Obligors hereunder, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving xxxxx or any Obligor of its obligations hereunder, and (v) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or other lien or any property subject thereto or exhaust any right to take any action against any Obligor or any other person or any collateral.

          SECTION 9.  Subrogation.  No payment or distribution to the Agent or
                      -----------
any Bank pursuant to the provisions of this Agreement shall entitle xxxxx to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been paid in full. Upon the payment in full of the Senior Debt, the Agent and the Bank shall execute and deliver to Xxxxx such instruments as xxxxx may reasonably request to confirm any common law right of subrogation of Xxxxx with respect to payments made by it to the Agent and the Banks (it being understood however that any right of subrogation of Xxxxx is subject to the provisions of the xxxxx Guaranty, including without limitation Section 5 and 6 thereof); provided however that


































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neither the Agent nor the Bank shall be required to incur any material cost or liability in complying with such request.

          SECTION 10.  Insurance Proceeds and Condemnation Awards.  In the event
                       ------------------------------------------
the Agent (irrespective of whether or not it is required to do so) shall release its right, title and interest in and to the proceeds under policies of insurance on the collateral encumbered by the Senior Lien, and/or its right, title and interest in and to any awards, or its right, title and interest in and to other compensation made for any damages, losses or compensation for other rights by reason of a taking in eminent domain, xxxxx shall automatically be deemed to have released for such purpose all of its right, title and interest, if any, in and to all such insurance proceeds or awards and xxxxx agrees that the balance of such proceeds remaining shall be applied to the reduction of the Senior Debt to the extent of the Senior Debt.

          SECTION 11.    Expenses.  xxxxx and each Obligor agree, jointly and
                         --------
severally, to pay upon demand to the Agent the amount of any and all expenses, including (without limitation) the reasonable fees and disbursements of counsel for the Agent, which the Agent may incur in connection with the enforcement of any rights or interests hereunder.

          SECTION 12.    Certain Rights of xxxxx to Compel Acceleration.  (a)
                         ----------------------------------------------
If an Event of Default under Section 10.01(j) of the Credit Agreement occurs, xxxxx shall be entitled (on 15 days' advance written notice by xxxxx to the Agent) to require the Agent and the Banks to accelerate the maturity of the Facility B Notes, provided that xxxxx makes payment to the Agent of the
                  -------- ----
outstanding balance of the Facility B Notes immediately upon such acceleration.

               (b) Neither the Agent nor any of the Banks shall have an obligation to notify xxxxx of the occurrence of an Event of Default under
Section 10.01(j) of the Credit Agreement. The Borrower shall give xxxxx written notice thereof within ten days after any such occurrence.

          SECTION 13.    Binding Effect on Banks.  The Agent is entering into
                         -----------------------
this Agreement in its capacity as Agent for the Banks under the Credit Agreement, and this Agreement shall inure to the benefit of and be binding upon the Banks (including both the


































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Bank(s) initially party to the Credit Agreement and Banks that become party to the Credit Agreement after the Closing Date).

          SECTION 14.    Old Mortgage.  xxxxx hereby agrees that any and all
                         ------------
mortgages heretofore granted by IVC or Hidel Partners to xxxxx with respect to any real estate currently owned by IVC or Hidel Partners in Freehold, New Jersey are hereby terminated and cancelled. Upon the request of IVC or the Agent, xxxxx shall execute and deliver to such requesting party a duly executed discharge, in recordable form of each such mortgage.

          SECTION 15.    Limitation on Extent of Lien; Springing Lien.  (a)  The
                         --------------------------------------------
Obligors and xxxxx acknowledge and agree with each other that the security interests evidenced by the UCC-1 financing statements being executed by them contemporaneously herewith secure only the liabilities of the Obligors under the Guaranty Reimbursement Agreement. If an Event of Default occurs, xxxxx shall be entitled to require that such security interests be spread so as to secure, as well, the Trade Credit; and to that end, each Obligor shall (within 10 days after the date hereof) execute and deliver to xxxxx a security agreement and such UCC-1 financing statements as xxxxx may request that expressly state that they secure the Trade Credit (which shall be in substantially the same form as the security agreement and UCC-1 financing statements being executed by each Obligor in favor of xxxxx contemporaneously herewith), which shall be held by xxxxx and not considered delivered unless and until an Event of Default occurs and xxxxx notifies the Obligors that it considers the same to have been delivered.

          (b) xxxxx agrees that the security interest heretofore granted by any Obligor or Hall Laboratories, Inc. ("Hall") to xxxxx are hereby amended such that they shall hereafter secure only the obligations of the Obligors under the Guaranty Reimbursement Agreement.

          SECTION 16.    Reporting Requirements.  IVC shall deliver to Xxxxx all
                         ----------------------
of the financial statements, certificates, reports, notices and other information required to be provided to the Agent and the Banks under Section
7.08 of the Credit Agreement, at the times provided in such Section 7.08.




































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          SECTION 17.    Notices.  Any notice, consent or other communication
                         -------
herein required or permitted to be given shall be in writing and may be personally served or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, or three days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purpose hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

          If to xxxxx:
          -----------

               xxxxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxx xxxxxxxxxx
               xxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxx

          --   With a simultaneous copy to:
               ---------------------------

                    xxxxxxxxxxxxxxx
                    xxxxxxxxxxxxxxxxxxxx
                    xxxxxxxxxxxxxxxxxx xxxxxxxxxx
                    xxxxxxxxxx xxxxxxxxxxxxxxxxxxx

          If to the Agent or the Banks:
          ----------------------------

               The Chase Manhattan Bank
                (National Association), as Agent
               New York Agency
               4 Chase Metrotech Center
               13th Floor
               Brooklyn, NY 11245

          --   With a simultaneous copy to:
               ---------------------------

                    Chase National Corporate Services, Inc.
                    Heights Plaza
                    777 Terrace Avenue, 3rd Floor
                    Hasbrouck Heights, NJ 07604
                    Attention: Mr. Peter M. Fitzsimmons





























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          If to any of the Obligors:
          -------------------------

               c/o IVC Industries, Inc.
               500 Halls Mill Road
               Freehold, NJ  07728
               Attention: Mr. I. Alan Hirschfeld

          --   With a simultaneous copy to:
               ---------------------------

                    IVC Industries, Inc.
                    500 Halls Mill Road
                    Freehold, NJ  07728
                    Attention:  Mr. E. Joseph Edell

          SECTION 18.    Miscellaneous.
                         -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom such amendment is sought to be enforced, and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the party against whom the same is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however that in all events the Banks shall be bound by any such amendment, waiver or consent signed by the Agent.

          (b) No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (c) This Agreement shall (i) be binding on xxxxx and the Obligors and their respective successors and assigns, and (ii) inure to the benefit of the Agent and the Banks and their successors, transferees and assigns.

          (d) The term "Senior Debt" shall include (without limitation) (x) any advances hereafter made by the Bank pursuant to the terms of the Credit Agreement or any other Facility Document, and (y) interest accruing on the principal comprising the Senior Debt after, as well as before, the commencement of any bankruptcy






























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or reorganization proceeding at the interest rate specified in the Credit
Agreement or other Facility Document.

          (e) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                   XXXXXXXXXXXXXXXXXXXXXX


                                   By:___________________________
                                      Name: _____________________
                                      Title:_____________________


                                   THE CHASE MANHATTAN BANK (NATIONAL
                                   ASSOCIATION), AS AGENT


                                   By:/s/ Jo Morrison
                                      ---------------------------
                                      Name: _____________________
                                      Title:_____________________


                                   IVC INDUSTRIES, INC.


                                   By:/s/ I. Alan Hirschfeld
                                      ---------------------------
                                      Name: _____________________
                                      Title:_____________________


































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                                   INTERNATIONAL VITAMIN OVERSEAS SALES CORP.


                                   By:/s/ Arthur S. Edell
                                      ---------------------------
                                      Name: _____________________
                                      Title:_____________________


                                   HALL LABORATORIES, LTD.


                                   By:/s/ Andrew M. Pinkowski
                                      ----------------------------
                                      Name: _____________________
                                      Title:_____________________








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